BLACKROCK FUNDSSM

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Dividend Achievers™ Portfolio (the “Portfolio”) of BlackRock FundsSM (the “Fund”). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Portfolio dated August 24, 2004, each as amended from time to time (the “Prospectuses”). Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762. This Statement of Additional Information is dated August 24, 2004, as supplemented September 22, 2004.

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolio’s investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolio.

Additional Information on Investment Strategies

Dividend Achievers™ Portfolio

The Portfolio seeks to achieve its investment goal by investing at least 80% of its assets in common stocks included in the universe of common stocks which Mergent®, a recognized provider of financial information, has identified as Dividend Achievers™. Since 1979, Mergent® has tracked companies that have consistent records of dividend increases. To qualify for the Dividend Achievers™ universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each the last ten consecutive years. These issuers are also subject to additional screening criteria applied by Mergent® such as liquidity, asset size and number of shareholders. For more information, see Appendix C.

The Portfolio will be constructed from a broad universe of stocks that BlackRock Advisors, Inc. (“BlackRock”) believes to be value stocks and all stocks in the Dividend Achiever™ universe. BlackRock screens these issuers utilizing BlackRock’s proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate Portfolio holdings. The earnings momentum factors attempt to capture the breadth and magnitude of changes to forecasted earnings expectations. The valuation factors attempt to measure each stock’s relative attractiveness to its sector peers based on fundamental measures of valuation.

BlackRock will consider the relative yield of a stock at the time of purchase. The Portfolio will seek to generate a gross yield in excess of the Russell 1000 Value Index. Achieving this objective will result in a portfolio that is overweight in certain market sectors relative to the Russell 1000 Value Index.

Overall, the Portfolio will be constructed with consideration of the characteristics of the Russell 1000 Value Index, such as style, sector, industry, capitalization and volatility. The Portfolio may invest up to 20% of its assets in common stocks of issuers that are not included in the Dividend Achievers™ universe, and in fixed income securities when, in the opinion of the Portfolio management team, it is advantageous for the Portfolio to do so.

Seeking to achieve optimal risk/return tradeoff, the management team rebalances the Portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to risk and yield. An issuer may be removed from the Portfolio if the management team believes that (1) the issuer has experienced or is expected to experience a fundamental change (e.g. bankruptcy, insolvency, or change in management) that renders it unsuitable for the Portfolio, or (2) an issuer’s rank, as determined by the investment model, has declined and the issuer is no longer considered to be an attractive investment relative to its peers, or (3) such removal presents the opportunity to manage the distribution of income or tax liability of the Portfolio. Changes in market price in a security may be a factor in removing a name from the Portfolio, but will not be the sole deciding factor.

While the Portgfolio’s management team evaluates the Portfolio’s investments on a continuous basis, there will be at least two events that may initiate portfolio repositioning. Mergent® annually (typically on or about January 31st) reconstitutes the Dividend Achievers™ universe and may add or delete certain issuers. Similarly, Russell annually (typically on or about June 30th) reconstitutes the Russell 1000 Value Index and may add or delete issuers and change the sector weightings. Based upon these adjustments, the management team may choose to make changes to the portfolio composition. However, if the management team determines that it is inefficient or disadvantageous for the Portfolio to sell stock for tax or other reasons, the Portfolio will retain the stock subject to the Portfolio’s non-fundamental policy of investing 80% of its assets in stocks included in the Dividend Achievers™ universe.

Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. The Portfolio intends to invest primarily in common stocks. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and have significantly under performed relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Portfolio. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

An investment in the Portfolio’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Portfolio, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Portfolio can sell stocks of an issuer included in the Dividend Achievers™ universe upon the occurrence of certain events or for tax planning as described herein, the Portfolio generally will not sell stocks of issuers solely due to changes in market price. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Portfolio dividends and distributions.

The Portfolio may, from time to time, invest a substantial portion of its assets in the securities of issuers in any single industry or sector of the economy if the companies selected through application of the Portfolio’s investment strategy result in such a focus. The Portfolio cannot predict the industries or sectors in which its investment strategy may cause it to concentrate. If the Portfolio is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in an industry or sector in which the Portfolio is concentrated would have a larger impact on the Portfolio than on an investment company that does not concentrate in such industry or sector.

The Portfolio may invest a significant portion of its assets in the financial services sector, which investments include the following risks:

(i) regulatory actions - financial services companies may suffer a setback if regulators change the rules under which they operate;

(ii) changes in interest rates - unstable interest rates can have a disproportionate effect on the financial services sector;

(iii) concentration of loans - financial services companies whose securities the Portfolio may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

(iv) competition - financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The Portfolio has been granted a revocable license by Mergent® to use the Dividend Achievers™ universe of common stocks. If Mergent® revokes the Portfolio’s license to use the Dividend Achievers™ universe, the board of trustees of the Portfolio may need to adopt a new investment goal and/or new investment strategies for the Portfolio. There is no assurance that the Portfolio would pursue or achieve its investment goal during the period in which it implements these replacement strategies. In addition, the Portfolio is not an index fund, so the performance of the Portfolio will differ from the composite performance of the Dividend Achievers™ universe of stocks as a whole for various reasons, including the fact that: (i) the Portfolio will invest in a limited number of stocks included in the Dividend Achievers™ universe of common stocks; (ii) the weightings of the common stocks in the Portfolio will be different than the weightings of the common stocks in the Dividend Achievers™ universe; (iii) BlackRock may invest up to 20% of the Portfolio’s assets in common stocks that are not included in the Dividend Achievers™ universe; (iv) there may be delays between the time changes to the composition of the Dividend Achievers™ universe are announced by Mergent®and the time the Portfolio is able to affect such changes in its portfolio; and (v) unlike the Dividend Achievers™ universe of stocks, shares of the Portfolio may have a sales charge and will have ongoing operating expenses and transaction costs. At times, the segment of the equity markets represented by the Dividend Achievers™ universe (i.e., high dividend paying stocks) may be out of favor and underperform other segments (e.g., growth stocks).

In pursuing its investment strategy, the Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by the Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Portfolio invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in “Taxes,” “qualified dividend income” received by the Portfolio will generally be eligible for the reduced tax rate applicable to such dividends under the recently enacted the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”). Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. Dividends received by the Portfolio from REIT shares and certain foreign securities, if any, generally will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to “qualified dividend income” and therefore it is possible that, depending upon the composition of the stocks in the Portfolio, a portion of the Portfolio ‘s distributions will not constitute qualifying dividends eligible for the reduced tax rate. A portion of the Portfolio’s dividends may be a return of capital which may, under certain circumstances, have certain adverse consequences to the Portfolio and its shareholders.

From time to time the Portfolio may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Portfolio will have continued access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offering.

The Portfolio may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money for temporary purposes. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the 1940 Act. The Portfolio may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolio’ investment guidelines. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. The Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. Whenever borrowings exceed 5% of its total assets, the Portfolio will not make any investments.

Preferred Stock. The Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

U.S. Government Obligations. To the extent consistent with its investment objectives, the Portfolio may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolio include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority, and Washington D.C. Armory Board. The Portfolio may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

Commercial Paper. The Portfolio may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Portfolio’s adviser, “high quality” issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser. The Portfolio’s adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations. The Portfolio may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Portfolio’s adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of the Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities the Portfolio may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

When-Issued Purchases and Forward Commitments. The Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When the Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When the Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase. The Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to other securities are not subject to this restriction.

Non-U.S. Investments. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of the Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in non-dollar denominated securities may be on either a currency hedged or unhedged basis, and the Portfolio may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolio may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options, futures, hedging and cross-hedging are described below and under “-Interest Rate Transactions and Currency Swaps,” “-Non-U.S. Currency Transactions” and “-Options and Futures Contracts.”

To maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

ADRs, EDRs and GDRs. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “-Non-U.S. Investments.”

Options and Futures Contracts. To the extent consistent with its investment objective, the Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write options on more than 25% of the value of its total assets (measured at the time an option is written). There is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s books and records to the extent required by SEC guidelines.

When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of futures contracts and the value of the Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings.

The Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio’s position in a futures contract or related option, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s inability to predict correctly the direction of securities prices, interest rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolio have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Interest Rate Transactions, Currency Swaps and Swaptions. The Portfolio may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements

(“swaptions”). The Portfolio may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch Investor Services, Inc. (“Fitch”) and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities the Portfolio may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.

Investment Companies. In connection with the management of their daily cash positions, the Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolio may also invest in securities issued by other investment companies with similar investment objectives. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

Short Sales. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale “against-the-box,” at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against-the-box,” the Portfolio forgoes an opportunity for capital appreciation in the security. The Portfolio has no present intention to engage in short sales.

Interest Rate and Extension Risk. The value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary.

Liquidity Management. As a temporary defensive measure if its adviser determines that market conditions warrant, the Portfolio may invest without limitation in high quality money market instruments. The Portfolio may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Guarantees. The Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Portfolio Turnover Rates. The Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher than normal portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect the Portfolio’s performance.

ADDITIONAL INVESTMENT LIMITATIONS

The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

The Portfolio may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c)

utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Portfolio’s transactions in futures contracts and related options or the Portfolio’s sale of securities short against the box, and (b) the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Interested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Laurence D. Fink[3] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 50	Trustee and President	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; formerly Chairman of the Board and Director of each of the closed-end Trusts for which BlackRock Advisors, Inc. acts as investment advisor; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; formerly, Director of the New York Stock Exchange; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; and a member of the Board of Trustees of NYU.	47	Director, BlackRock, Inc.

[1]	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

[2]	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

[3]	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 60	Trustee and Chairman of the Nominating Committee	Since 2001	Partner, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001), Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999), Chairman, International Board of Governors, Weizmann Institute of Science.	47	Director, Mirant Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep.

Robert M. Hernandez c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 59	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director of USX Corporation (a diversified company principally engaged in energy and steel businesses), 1991-2001; Vice Chairman and Chief Financial Officer 1994-2001, Executive Vice President - Accounting and Finance and Chief Financial Officer from 1991 to 1994.	47	Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
Dr. Judith Rodin President University of Pennsylvania Office of the President 100 College Hall Philadelphia, PA 19104-6380 Age: 59	Trustee and Chairperson of the Governance Committee	Since 2001	Formerly, President, and currently Professor of Psychology (School of Arts and Sciences), and Professor of Medicine and Psychiatry (School of Medicine), University of Pennsylvania (1994-present); Brookings Institution Board of Trustees; Catalyst Board of Directors; Philadelphia Chamber of Commerce, Executive Committee; President Clinton’s Committee of Advisors on Science and Technology (PCAST); National Infrastructure Assurance Council.	47	Director, Aetna Inc.; Director, AMR Corporation; Director, Comcast Corporation; Director, Electronic Data Systems Corporation.

David R. Wilmerding, Jr. Rosemont Business Campus Building Three, Suite 111 919 Conestoga Road Rosemont, PA 19010 Age: 68	Trustee and Chairman of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisers) since 1989; Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund; Director, Peoples First, The Peoples Bank of Oxford; Director Emeritus, The Mutual Fire, Marine and Inland Insurance Company.	48 (Includes 47 Portfolio of the Fund and 1 portfolio of Chestnut Street Exchange Fund, which is managed by BFM and BIMC.

Executive Officers:

Name, Address and Age	Position(s) Held with Fund	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Paul Audet BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 50	Treasurer	Since 2002	Managing Director and Chief Financial Officer of BlackRock, Inc. since 1998; Treasurer of BlackRock Provident Institutional Funds since 2001; Senior Vice President of PNC Bank Corp. from 1991 to 1998.

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 41	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Ellen L. Corson PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 39	Assistant Treasurer	Since 1998	Senior Director and Vice President of Fund Accounting and Administration, PFPC, Inc., since 2003; Vice President and Director of Mutual Fund Accounting and Administration, PFPC, Inc. since November 1997; Assistant Vice President, PFPC, Inc. from March 1997 to November 1997; Senior Accounting Officer, PFPC, Inc. from March 1993 to March 1997.

[4]	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

Name, Address and Age	Position(s) Held with Fund	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 44	Secretary	Since 1997	Director and Senior Counsel (since January 2001), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998.

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 42	Assistant Secretary	Since 2003	Director and Assistant Secretary of BlackRock, Inc. since 2002. Formerly, Executive Director (2000-2002) and Vice President (1998- 2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY.

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Governance Committee.

The members of the Audit Committee are Ms. Rodin and Messrs. Eizenstat, Hernandez and Wilmerding. Mr. Hernandez serves as Chairman. The Audit Committee is responsible for, among other things: (i) considering management’s recommendations of independent accountants for the Fund and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund’s independent accountants and management. The Audit Committee met 5 times in the last fiscal year.

The members of the Nominating Committee are Ms. Rodin and Messrs. Eizenstat, Hernandez and Wilmerding. Mr. Eizenstat serves as Chairman. The Nominating Committee is responsible for selecting and nominating “disinterested” trustees of the Fund. The Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating Committee did not meet in the last fiscal year.

The members of the Governance Committee are Ms. Rodin and Messrs. Eizenstat, Hernandez and Wilmerding. Ms. Rodin serves as Chairwoman. The Governance Committee is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s disinterested trustees. The Governance Committee was formed after the end of the Fund’s last fiscal year.

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2003. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Interested Trustees
Laurence D. Fink	International Opportunities – over $100,000 Global Science & Technology Opportunities - $50,001-$100,000	Over $100,000

Disinterested Trustees
Stuart E. Eizenstat	None	None
Robert M. Hernandez	PA Muni Money Market – over $100,000	Over $100,000

Money Market — $10,001-50,000

Dr. Judith Rodin	None	None

David R. Wilmerding, Jr.	None	None

Compensation

The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. (“BlackRock”) or BlackRock Distributors, Inc. (“BDI” or the “Distributor”) $20,000 annually, $2,500 for each meeting that they attend, whether by phone or in person, and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. The Fund pays trustees who are not affiliated with BlackRock or BDI $1,500 for each committee meeting that they attend, whether by phone or in person, and pays the Audit Committee Chairman an additional $10,000 and each other committee chairperson an additional $5,000 per year, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation (“BIMC”), BlackRock Financial Management, Inc. (“BFM”), BlackRock International, Ltd. (“BIL”), PFPC Inc. (“PFPC”) (with BlackRock, the “Administrators”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2003:

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees
David R. Wilmerding, Jr., Trustee and Chairman of the Board	$87,400	N/A	N/A	(2)[1]$97,400

Robert M. Hernandez, Vice Chairman of the Board and Chairman of the Audit Committee	$82,400	N/A	N/A	(1)[1]$82,400

Honorable Stuart E. Eizenstat, Trustee and Chairman of the Nominating Committee	$77,400	N/A	N/A	(1)[1]$77,400

Dr. Judith Rodin, Trustee and Chairperson of the Governance Committee	$77,400	N/A	N/A	(1)[1]$77,400

[1].	Total number of investment company boards trustees served on within the Fund Complex.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,

DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreement. The advisory services provided by BlackRock, and the fees received by BlackRock for such services, are described in the Prospectuses.

For its advisory services, BlackRock is entitled to fees, computed daily and payable monthly, at the maximum annual rates set forth below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE DIVIDEND ACHIEVERSTM PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.550%
$1 billion — $2 billion	.500
$2 billion — $3 billion	.475
greater than $3 billion	.450

The Fund’s Investment Advisory Agreement with BlackRock is referred to as the “Advisory Contract.”

The Advisory Contract was most recently approved with respect to the Portfolio by the Fund’s Board of Trustees at an in-person meeting of the Board held on May 12, 2004, including a majority of the Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the Advisory Contract, the Trustees met with the relevant investment advisory personnel from BlackRock and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The Trustees also took into account the time and attention to be devoted by senior management to the Portfolio. The Trustees evaluated the level of skill required to manage the Portfolio and concluded that the human resources to be available at BlackRock were appropriate to fulfill effectively the duties of BlackRock on behalf of the Portfolio under the Advisory Contract. The Trustees also considered the business reputation of BlackRock, their financial resources and professional liability insurance coverage and concluded that BlackRock would be able to meet any reasonably foreseeable obligations under the Advisory Contract.

The Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock in managing the Portfolio. In this connection, the Trustees considered the adviser’s in-house research capabilities as well as other resources available to their personnel. The Trustees concluded that the adviser’s investment process, research capabilities and philosophy were well suited to the Portfolio, given the Portfolio’s investment objectives and policies. The Trustees considered the scope of the services provided by BlackRock to the Portfolio under the Advisory Contract relative to services provided by third parties to other funds. The Trustees noted that the adviser’s standard of care was comparable to that found in most investment company advisory agreements. The Trustees concluded that the scope of the adviser’s services to be provided to the Portfolio was consistent with the Portfolio’s operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services to be provided by BlackRock to the Portfolio. The Trustees also evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Portfolio with respect to possible conflicts of interest, including their code of ethics (regulating the personal trading of its officers and employees) (see “—Code of Ethics” below), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Trustees also received information concerning standards of BlackRock with respect to the execution of portfolio transactions. See “Portfolio Transactions” below.

In approving the Advisory Contract, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Portfolio as a percentage of assets at different asset levels and possible economies of scale to BlackRock. In evaluating the Portfolio’s advisory fees, the Trustees also took into account the complexity of investment management for the Portfolio relative to other types of funds. The Trustees concluded that the fees to be paid pursuant to the Advisory Contract were fair and reasonable in light of the services provided, the types of Portfolio and fees paid by similar funds.

Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract. Under the Advisory Contract, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio on 60 days’ written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

Administration Agreement. BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an amended and restated administration agreement (the “Administration Agreement”). PFPC has agreed to, among other things, provide the following services: maintaining daily records of investment, capital share and income and expense activities and installing and maintaining a system of internal accounting controls appropriate for entities of the size and complexity of the Fund; maintaining individual ledgers for investment securities; maintaining historical tax lots for each security; reconciling cash and investment balances with the custodian, and providing the beginning cash balance available for investment purposes; posting to and preparing the Statement of Assets and Liabilities and the Statement of Operations for the annual and semi-annual shareholder reports; calculating various contractual expenses (e.g., advisory fees); upon receipt of necessary information from the Fund, assisting in the monitoring and budgeting of expense accruals; calculating capital gains and losses; determining net income; obtaining security market quotes from independent pricing sources approved by the adviser, or if such quotes are unavailable, then obtaining such prices from the adviser, and in either case calculating the market value of the Fund’s investments; computing net asset value; as appropriate, computing yields, total return, expense ratios, portfolio turnover rate, and, if required, portfolio average dollar-weighted maturity; preparing for execution and filing the Fund’s Federal and state tax returns; with the assistance of Fund officers and counsel, preparing and filing the Fund’s Semi-Annual Reports with the SEC on Forms N-SAR and N-CSR; assisting in the preparation of registration statements and other filings relating to the registration of the Fund’s shares; monitoring the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in the preparation of materials for meetings of the Fund’s Board of Trustees and shareholders; and acting as liaison with the Fund’s independent public accountants.

Under the Administration Agreement, BlackRock has agreed to, among other things, provide the following services: the oversight and coordination of the performance of each of the service providers to the Fund, including without limitation, its investment advisers, other administrators and sub-administrators (if any), transfer agent, custodian, distributor, shareholder servicing agents, legal counsel and independent auditors; the negotiation of service contracts and arrangements between the Fund and each of its service providers; acting as liaison between the Fund’s Board of Trustees and its service providers; assisting in the preparation of materials for meetings of the Board of Trustees and shareholders; providing general ongoing business management and support services in connection with the Fund’s operations; after consultation with the distributor and counsel for the Fund, determining the jurisdictions in which the Fund’s shares shall be registered or qualified for sale; assisting in monitoring of regulatory and legislative developments which may affect the Fund; assisting in counseling the Fund with respect to regulatory examinations or investigations; and working with the Fund’s counsel in connection with regulatory matters or litigation; participating to the extent reasonably requested by the Fund and its counsel in the periodic updating of the Fund’s registration statement; compiling data and accumulating information for and coordinating with the Fund’s Treasurer or Assistant Treasurer the preparation of reports to shareholders of record and the SEC (other than those reports required to be prepared and filed by PFPC); filing with the SEC and other federal and state agencies, subject to the approval of the Fund’s Treasurer or Assistant Treasurer, reports and documents other than those reports and documents required to be filed by PFPC and those reports and documents required to be filed by the Fund’s custodian or transfer agent; monitoring, and assisting in developing, compliance procedures for the Fund, which will include without limitation, procedures to monitor compliance with the Portfolio’s investment objective, policies and limitations, tax matters, and applicable laws and regulations; and monitoring the Portfolio’ expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of the Portfolio’s average daily net assets, .075% of the next $500 million of the Portfolio’s average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of the Portfolio, .135% of the next $500 million of such average daily net assets and .125% of the average daily net assets allocated to each class of shares of the Portfolio in excess of $1 billion. The Administrators are also entitled to out-of-pocket expenses. The Administrators may from time to time voluntarily waive administration fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach in the performance of their respective duties. In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against certain losses arising in connection with their provision of services under the Administration Agreement.

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

Custodian and Transfer Agency Agreements. Pursuant to the terms of the amended and restated custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), PTC or a sub-custodian, among other things, (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PTC remains responsible for the performance of all its duties under the Custodian Agreement. Citibank, N.A. serves as the international sub-custodian for various Portfolio of the Fund.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

The Custodian Agreement provides that PTC will not be liable for any loss suffered by the Fund in connection with the matters to which the Custodian Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach in the performance of its duties. In addition, the Fund will indemnify PTC and its affiliates against certain losses arising in connection with its provision of services under the Custodian Agreement.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to an amended and restated transfer agency agreement (the “Transfer Agency Agreement”), under which PFPC, among other things, (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and tax form information, and (iii) maintains shareholder accounts and, if requested, sub-accounts.

For its services with respect to the Fund’s Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in the Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees. Until further notice, the transfer agency fees for each series of Investor Shares in the Portfolio will not exceed the annual rate of .10% of the series’ average daily net assets.

The Transfer Agency Agreement provides that PFPC will not be liable for any loss suffered by the Fund in connection with the matters to which the Transfer Agency Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach in the performance of its duties. In addition, the Fund will indemnify PFPC and its affiliates against certain losses arising in connection with its provision of services under the Transfer Agency Agreement.

Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 760 Moore Road, King of Prussia, PA 19406.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock and Hilliard Lyons) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of the Portfolio’s outstanding Investor A Shares, as applicable) are used to pay commissions and other fees payable to Service Organizations and/or Hilliard Lyons and other broker/dealers who sell Investor A Shares.

With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of the Portfolio’s outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of the Portfolio’s outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

The Fund is not required or permitted under the Plan to make distribution payments with respect to Service or Institutional Shares. However, the Plan permits BDI, BlackRock, PFPC, their affiliates and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Portfolio). The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These payments (“Additional Payments”) would be in addition to the payments by the Fund described in this Statement of Additional Information for distribution and shareholder servicing. These Additional Payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolio and payments for providing extra employee training and information relating to Portfolio; “listing” fees for the placement of the Portfolio on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; set-up fees regarding the establishment of new accounts; and fees for the Fund’s inclusion on a broker/dealer’s “preferred lists.” In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Additional Payments generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable NASD regulations.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, the Distributor, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management and PNC Advisors Wealth Management) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Funds, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid according to the following schedule: Bond Portfolio - .20% of net assets; and Equity Portfolio - .25% of net assets.

Service Organizations and/or Hilliard Lyons may charge their clients additional fees for account-related services. Service Organizations may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any processing or service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B, Investor C and Service Shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the fiscal year ended September 30, 2003, BlackRock retained an aggregate of $207,851 and $248,549 in distribution and shareholder servicing fees, respectively.

Code of Ethics. The Fund, BlackRock, BFM, and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

EXPENSES

Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolio and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO TRANSACTIONS

In executing portfolio transactions, the adviser seek to obtain the best price and most favorable execution for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

The Portfolio has no obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and the adviser’s other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. The advisory fees that the Portfolio pay to the adviser will not be reduced as a consequence of the adviser’s receipt of brokerage and research services. To the extent the Portfolio’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out their obligations to the Portfolio. While such services are not expected to reduce the expenses of the adviser, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

BlackRock may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “hot issue”, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BFM, PNC Bank, PTC, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BFM, BIL, PNC Bank, PTC, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at the Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of the Portfolio of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B shareholders of the Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain Investor A Shares. In case where the Distributor acts as dealer, the distributor will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the Portfolio will result in a placement fee of .75% on the first $3 million and .50% on the final $1 million).

DIVIDEND ACHIEVERSTM PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	4.00%
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	3.50
$250,000 but less than $500,000	2.50
$500,000 but less than $1,000,000	1.50
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. Furthermore, the Distributor, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolio, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable NASD regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares of the Portfolio.

Sales Charge Waivers For Each of the Portfolio—Investor A Shares

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. The Distributor may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolio by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other. The following persons associated with the Fund, the Distributor, the Fund’s investment adviser or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolio without paying a sales charge to the extent permitted by these firms: (a) trustees, officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio; (d) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (e) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For The Portfolio—Investor A Shares

Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor’s broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

Right of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor A Shares in any of the Portfolio that are subject to a front-end sales charge may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege. Upon redemption of Investor A, B or C Shares of the Portfolio a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds in Investor A Shares of the same Portfolio without paying any front-end sales charge (although any redemption of Investor B or C Shares will be subject to any applicable CDSC). PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A Shares of the Portfolio which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capital gains of the Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B Shares

Investor B Shares of the Portfolio are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.

Investor C Shares

Investor C Shares of the Portfolio are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B and Investor C Shares. The contingent deferred sales charge on Investor B Shares and Investor C Shares of the Portfolio is not charged in connection with: (1) redemptions of Investor B and Investor C Shares purchased through certain authorized Qualified Plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; (6) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; and (8) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a Money Market Portfolio of the Fund for Investor A Shares of the Fund’s Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares of the Non-Money Market Portfolios, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder’s broker or to PFPC at P.O. Box 9819, Providence, RI 02940-8019.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Portfolio and the subsequent investment in another Portfolio generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a Money Market Portfolio. In addition, when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B Shares or Investor C Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan which may be used by Investor Share shareholders and certain Service Share shareholders who were shareholders at the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC, or by calling PFPC at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Institutional Shares

Purchase of Shares. Employees of BlackRock and Trustees of the Fund may buy Institutional Shares of the fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolio may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Service Shares

Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolio through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the record day. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

Net asset value is calculated separately for each class of shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by the Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.

BlackRock’s Pricing Group will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

PERFORMANCE INFORMATION

The Portfolio may quote performance in various ways. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

The performance of each class of Investor Shares of the Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolio published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of the Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

		T = [	(ERV1/n)	– 1]
P
Where:	T =		average annual total return.

	ERV =		ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

	P =		hypothetical initial payment of $1,000.

	n =		period covered by the computation, expressed in terms of years.

In calculating the ending redeemable value for Investor A Shares of the Portfolio, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Portfolio, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Portfolio, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

Each class of the Portfolio may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of the Portfolio’s shares with other performance measures. For example, in comparing the total return of the Portfolio’s shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor’s 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Portfolio’s shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

In addition to average annual total returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

Performance information for each class of the Portfolio’ shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, the Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

The performance of a class of the Portfolio’s shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of each of the Portfolio’s shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the “stocks bonds and inflation index” published annually by Ibbotson Associates, the Lipper International Fund Index, the Lipper Small Cap International Fund Index, the Lehman Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolio and their share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of particular Portfolio, the Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Portfolio performance calculations.

Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Portfolio.

Miscellaneous. Yields on shares of the Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to the Portfolio’s investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

When comparing the Portfolio’s performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

From time to time, the Portfolio’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolio to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Ibbotson Associates of Chicago, Illinois (“Ibbotson”) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. The Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on the Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of the Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of the Portfolio’ adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolio’ investment adviser. Materials may refer to the CUSIP numbers of the various classes of the Portfolio and may illustrate how to find the listings of the Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolio, products, and services.

Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

The Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing NAV for a specified period. A short-term moving average is the average of each day’s adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum indicators indicate the Portfolio’s price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio’s percentage change in price movements over that period.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

The Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to the Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolio and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

The Portfolio has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Distributions of investment company taxable income from the Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that are designated by the Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. The Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If the Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of the Portfolio’s distributions may be eligible for classification as qualified dividend income. The Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

The Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

Distributions by the Portfolio that do not constitute ordinary income dividends (including qualified dividend income), qualified dividend income, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will recognize gain or loss on the sale, exchange or redemption of the Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of the Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Portfolio may engage in hedging or derivatives transactions involving forward contracts, options and futures contracts and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If the Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, the Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

Investment income that may be received by certain of the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the Portfolio consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds shares of the Portfolio in arrangements in which the shareholder’s expected economic profits after foreign taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by the Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on municipal obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, exempt-interest dividends and capital gain dividends. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of the Portfolios of the Fund bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of the Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of the Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of the Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, management investment company. The Portfolio is diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

Counsel. The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as the Fund’s counsel.

Independent Auditors. Deloitte & Touche LLP has been appointed as the Fund’s independent auditors for the current fiscal year.

On January 12, 2004, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 67.577% of the Fund’s outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

The Portfolio may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

The Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

Margin

If the Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to the Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

The Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of the Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If the Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract the Portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

APPENDIX C

Information Regarding the Mergent® License Agreement—General Disclaimers and the 2004 Mergent® Dividend Achievers™

“Mergent®” and “Dividend Achievers™” are trademarks of Mergent® and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Mergent® and Mergent® makes no representation regarding the advisability of investing in the Portfolio.

This Portfolio and its shares are not sponsored, endorsed, sold or promoted by Mergent®. Mergent® makes no representation or warranty, express or implied, to the shareholders of this Portfolio or any member of the public regarding the advisability of investing in securities generally or in this Portfolio particularly or the ability of any data supplied by Mergent® to track general stock market performance. Mergent’s® only relationship to this Portfolio is the licensing of certain trademarks and trade names of Mergent® and of the data supplied by Mergent® which is determined, composed and calculated by Mergent® without regard to this Portfolio or its shares. Mergent® has no obligation to take the needs of this Portfolio or the shareholders of the Portfolio into consideration in determining, composing or calculating the data supplied by Mergent®. Mergent® is not responsible for and has not participated in the determination of the prices of the shares of the Portfolio or the timing of the issuance or sale of such shares. Mergent® has no obligation or liability in connection with the administration, marketing or trading of this Portfolio or its shares.

Mergent® does not guarantee the accuracy and/or the completeness of any data supplied by it or any data included therein. Mergent® makes no warranty, express or implied, as to results to be obtained by the Portfolio, its shareholders or affiliates, or any other person or entity from the use of the data supplied by Mergent® or any data included therein. Mergent® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the data supplied by Mergent® or any data included therein. Without limiting any of the foregoing, in no event shall Mergent® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The 2004 Mergent® Dividend Achievers™

The securities comprising the 2004 Mergent® Dividend Achievers™ universe are:

1ST SOURCE

3M CO. (MINNESOTA MINING & MFG.)

ABBOTT LABORATORIES

ABM INDUSTRIES

AFLAC, INC.

AIR PRODUCTS AND CHEMICALS

ALBERTO-CULVER CO.

ALFA CORP.

ALLTEL CORP.

AMBAC

AMERICAN INTERNATIONAL GROUP

AMERICAN NATIONAL INSURANCE

AMERICAN STATES WATER CO.

AMSOUTH BANCORPORATION

ANHEUSER-BUSCH CO., INC.

APPLEBEE’S INTERNATIONAL

ARCHER DANIELS MIDLAND CO.

ARROW INTERNATIONAL

ASSOCIATED BANC-CORP

ATMOS ENERGY CORP.

AUTOMATIC DATA PROCESSING

AVERY DENNISON CORP.

AVON PRODUCTS

BADGER METER, INC.

BANCORP SOUTH INC.

BANDAG INC.

BANK OF AMERICA CORP.

BANK OF HAWAII

BANK OF NEW YORK

BANTA CORP.

BARD (C.R.) INC.

BB&T CORP.

BECKMAN COULTER

BECTON, DICKINSON & CO.

BEMIS CO., INC.

BLACK HILLS CORP.

BOWL AMERICA INC.

BRADY CORP.

BRIGGS & STRATTON

BRISTOL MEYERS SQUIBB CO.

BROWN FORMAN CORP.

CALIFORNIA WATER SERVICE CO.

CARLISLE COMPANIES, INC.

CEDAR FAIR, L.P.

CENTURYTEL, INC.

CHARTER ONE FINANCIAL, INC.

CHEMICAL FINANCIAL

CHEVRONTEXACO

CHITTENDEN CORP.

CHUBB CORP.

CINCINNATI FINANCIAL CORP.

CINTAS CORP.

CITIGROUP INC.

CITIZENS BANKING CORP

CLARCOR INC.

CLECO CORP

CLOROX CORP.

COCA-COLA CO. (THE)

COLGATE-PALMOLIVE CO.

COMERICA INC.

COMMERCE BANCORP, INC.

COMMERCE BANCSHARES, INC.

COMMERCIAL NET LEASE REALTY

COMMUNITY BANK SYSTEMS, INC.

COMMUNITY FIRST BANKSHARES, INC.

COMMUNITY TRUST BANCORP, INC.

COMPASS BANCSHARES INC.

CONAGRA FOODS, INC.

CONNECTICUT WATER SERVICE

CONSOLIDATED EDISON, INC.

CORUS BANCSHARES, INC.

COUSINS PROPERTIES INC.

CVB FINANCIAL CORP.

DIEBOLD, INC.

DONEGAL GROUP INC.

DONNELLEY (R.R) & SONS CO.

DORAL FINANCIAL CORP.

DOVER CORP.

EASTGROUP PROPERTIES, INC.

EATON VANCE CORP.

ECOLAB

EL PASO CORP.

EMERSON ELECTRIC CO.

ENERGEN CORP.

ENERGY WEST INC.

ENERGYSOUTH, INC.

EXXON MOBILE CORP

F.N.B. CORP.

FAMILY DOLLAR STORES INC.

FANNIE MAE

FEDERAL REALTY INVEST. TRUST

FEDERAL SIGNAL CORP.

FIDELITY NATIONAL FINANCIAL INC.

FIFTH THIRD BANCORP

FIRST CHARTER CORP.

FIRST COMMONWEALTH FINANCIAL CORP.

FIRST FEDERAL CAPITAL CORP.

FIRST FINANCIAL BANCORP

FIRST FINANCIAL CORP.

FIRST FINANCIAL HOLDINGS

FIRST INDIANA CORP.

FIRST MIDWEST CORP.

FIRST VIRGINIA BANKS INC.

FIRSTMERIT CORP

FLEETBOSTON FINANCIAL

FLORIDA PUBLIC UTILITIES CORP.

FRANKLIN RESOURCES, INC.

FREDDIE MAC

FRISCH’S RESTAURANTS, INC.

FULLER (H.B.) CO.

FULTON FINANCIAL CORP

GALLAGHER (ARTHUR J) & CO.

GANNETT CO., INC.

GATX CORP.

GENERAL DYNAMICS CORP.

GENERAL ELECTRIC CO.

GENUINE PARTS CORP.

GLACIER BANCORP, INC.

GOLDEN WEST FINANCIAL CORP.

GORMAN-RUPP CO.

GRAINGER (W.W.) INC.

HARLEYSVILLE GROUP, INC.

HARLEYSVILLE NATIONAL CORP.

HAVERTY FURNITURE COS., INC.

HEALTH CARE PROPERTY INVESTORS

HEINZ (H.J.) CO.

HERSHEY FOODS CORP.

HILB, ROGAL & HAMILTON CO.

HILLENBRAND INDUSTRIES, INC.

HOME DEPOT, INC.

HON INDUSTRIES, INC.

HORMEL FOODS CORP.

HOUSEHOLD INTERNATIONAL, INC.

HUDSON UNITED BANCORP

ILLINOIS TOOL WORKS, INC.

IRWIN FINANCIAL CORP.

J.P. MORGAN CHASE & CO.

JACK HENRY & ASSOCIATES, INC.

JEFFERSON PILOT CORP.

JOHNSON & JOHNSON

JOHNSON CONTROLS, INC.

KEYCORP

KIMBERLY-CLARK CORP.

KIMCO REALTY

LANCASTER COLONY CORP

LA-Z-BOY INC.

LEGG MASON, INC.

LEGGETT & PLATT, INC.

LILLY (ELI) & CO.

LINCOLN NATIONAL CORP.

LINEAR TECHNOLOGY

LOWE’S COMPANIES, INC.

M & T BANK CORP.

MARSH & MCLENNAN COMPANIES, INC.

MARSHALL & ILSLEY CORP.

MASCO CORP.

MAY DEPARTMENT STORES, CO.

MBIA, INC.

MBNA CORP.

MCCORMICK & CO., INC.

MCDONALD’S CORP.

MCGRATH RENT

MCGRAW-HILL COS, INC.

MDU RESOURCES GROUP, INC.

MEDTRONIC INC.

MERCANTILE BANKSHARES CORP.

MERCK & CO., INC.

MERCURY GENERAL CORP.

MGE ENERGY INC.

MIDDLESEX WATER CO.

MIDLAND CO. (THE)

MINE SAFETY APPLIANCES CO.

MYERS INDUSTRIES, INC.

NACCO INDUSTRIES, INC.

NATIONAL CITY CORP

NATIONAL COMMERCE FINANCIAL CORP.

NATIONAL FUEL GAS CO.

NATIONAL PENN BANCSHARES, INC.

NATIONAL SECURITY GROUP, INC.

NICOR INC.

NORDSON CORP.

NORTHERN TRUST CORP.

NORTHWESTERN CORP.

NUCOR CORP.

NUVEEN INVESTMENTS INC.

OLD NATIONAL BANCORP

OLD REPUBLIC INTERNATIONAL

OTTER TAIL POWER CO.

PACIFIC CAPITAL BANCORP.

PARK NATIONAL CORP.

PAYCHEX INC.

PENTAIR INC.

PEOPLES ENERGY CORP.

PEPSICO, INC.

PFIZER INC.

PHILADELPHIA SUBURBAN CORP.

ALTRIA

PIEDMONT NATURAL GAS CO., INC.

PIER 1 IMPORTS, INC.

PITNEY BOWES INC.

POPULAR, INC.

PPG INDUSTRIES, INC.

PRAXAIR

PROCTOR AND GAMBLE CO.

PROGRESS ENERGY

PROGRESSIVE CORP.

PROTECTIVE LIFE CORP.

QUAKER CHEMICAL CORP.

QUESTAR CORP.

RAVEN INDUSTRIES, INC.

REGIONS FINANCIAL CORP.

REPUBLIC BANCORP, INC.

RLI CORP.

ROHM & HASS CO.

ROPER INDUSTRIES, INC.

ROUSE CO.

RPM INC.

S & T BANCORP, INC.

SARA LEE CORP.

SBC COMMUNICATIONS, INC.

SCHERING-PLOUGH CORP.

SEI INVESTMENTS CO.

SERVICE MASTER CO.

SHERWIN-WILLAIMS CO.

SIGMA-ALDRICH CORP.

SJW CORP.

SLM CORPORATION

SMITH (A.O.) CORPORATION

SONOCO PRODUCTS CO.

SOUTHTRUST CORP

ST. PAUL COS., INC.

STANLEY WORKS

STATE AUTO FINANCIAL CORP.

STATE STREET CORP.

STEPAN CO.

STERLING FINANCIAL CORP.

STRYKER CORP.

SUNTRUST BANKS, INC.

SUPERIOR INDUSTRIES INTL. INC.

SUPERVALU INC.

SUSQUEHANNA BANCSHARES INC.

SYNOVUS FINANCIAL CORP

SYSCO CORP.

T. ROWE PRICE GROUP, INC.

TARGET CORP.

TCF FINANCIAL

TECO ENERGY INC.

TELEFLEX INC.

TELEPHONE & DATA SYSTEMS

TENNANT CO.

TEPPCO PARTNERS L.P.

TOOTSIE ROLL INDUSTRIES INC.

TRANSATLANTIC HOLDINGS INC.

TRUSTCO BANK

TRUSTMARK CO.

UGI CORP.

UNITED BANKSHARES, INC. (W.V.)

UNITED DOMINION REALTY TRUST

UNITED MOBILE HOMES, INC.

UNITRIN, INC.

UNIVERSAL CORP.

UNIVERSAL HEALTH REALTY INC.

TRUST

UNIZAN FINANCIAL CORP.

VALLEY NATIONAL BANCORP

VALSPAR CORP.

VECTREN CORP.

VF CORP.

VIRCO MANUFACTURING CORP.

VULCAN MATERIALS CO.

WALGREEN CO.

WAL-MART STORES

WASHINGTON FEDERAL INC.

WASHINGTON MUTUAL INC.

WASHINGTON R.E.I.T.

WEBSTER FINANCIAL CORP.

WEINGARTEN REALTY INVESTORS

WELLS FARGO CORP.

WESBANCO INC.

WESCO FINANCIAL CORP.

WEST PHARMACEUTICAL SERVICES, INC.

WESTAMERICA BANCORPORATION

WEYCO GROUP INC.

WGL HOLDINGS

WILMINGTON TRUST CORP.

WPS RESOURCES CORP.

WRIGLEY (W.M.) JR. CO

C-5